SUMMARY PROSPECTUS

OCTOBER 1, 2010

VALIC COMPANY I SMALL-MID GROWTH FUND

(TICKER: VSSGX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and the above-incorporated information online at http://www.valic.com/InvestmentProducts_82_285848.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks capital growth by investing primarily in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.00%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.09%
Expense Reimbursement	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 102	$338	$592	$1,321

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market capitalizations that the sub-adviser believes have the potential for above average growth.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- and medium-sized U.S. companies. Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Index on June 28, 2010, the market capitalization of the largest company in the Index was approximately $14.1 billion.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other

VALIC COMPANY I SMALL-MID GROWTH FUND

financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money. The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Mid-Cap Company Risk: Investing primarily in medium capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of medium capitalization companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wells Capital Management Incorporated (and its predecessor) (“Wells Capita”) has sub-advised the Fund since its inception. On August 9, 2010, Century Capital Management, LLC (“Century Capital”) became a co-sub-adviser of the Fund.

VALIC COMPANY I SMALL-MID GROWTH FUND

During the periods shown in the bar chart, the highest return for a quarter was 19.52% (quarter ending June 30, 2009) and the lowest return for a quarter -25.96% (quarter ending December 31, 2008). For the year-to-date through June 30, 2010, the Fund’s return was -3.59%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	Since Inception (12/05/2005)
Fund	40.86%	-3.11%
Russell 2000® Growth Index	34.47%	-0.50%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by Century Capital and Wells Capital.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Century Capital
Donald Bisson, CFA	2010	Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Wells Capital
Linda Z. Freeman, CFA	2008	Senior Portfolio Manager

Jeffrey S. Drummond, CFA	2008	Senior Portfolio Manager

Jeffrey Harrison,	2008	Portfolio Manager

Edward Rick IV, CFA	2008	Portfolio Manager

Paul Carder, CFA	2008	Portfolio Manager

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as underlying investment option in a variable contract. Visit your sponsoring insurance company’s website for more information.